EXHIBIT 99.1
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         Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General
Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.


                                   ALPINE CAPITAL, L.P.

                                   By:  /s/ Robert W. Bruce III
                                        ---------------------------------------
                                        Robert W. Bruce III,
                                        Manager


                                   /s/ Robert W. Bruce III
                                   --------------------------------------------
                                   ROBERT W. BRUCE III


                                   ALGENPAR, INC.

                                   By:  /s/ Kevin G. Levy
                                        ---------------------------------------
                                        Kevin G. Levy,
                                        Vice President


                                   /s/ Susan C. Bruce
                                   --------------------------------------------
                                   SUSAN C. BRUCE


                                   KEYSTONE, INC.

                                   By:  /s/ Kevin G. Levy
                                        ---------------------------------------
                                        Kevin G. Levy,
                                        Vice President


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                                   /s/ Kevin G. Levy
                                   --------------------------------------------
                                   Kevin G. Levy,

                                   Attorney-in-Fact for:

                                   J. TAYLOR CRANDALL (1)
                                   ROBERT M. BASS (2)
                                   THE ANNE T. AND ROBERT M. BASS
                                     FOUNDATION (3)
                                   ANNE T. BASS (4)

                                   THE ROBERT BRUCE MANAGEMENT COMPANY, INC.
                                   DEFINED BENEFIT PENSION TRUST

                                   By:  /s/ Robert W. Bruce III
                                        ---------------------------------------
                                        Robert W. Bruce III, Trustee


(1)  A Power of Attorney authorizing Kevin G. Levy, et al., to act on behalf of
     J. Taylor Crandall previously has been filed with the Securities and Exchange Commission.

(2) A Power of Attorney authorizing Kevin G. Levy, et al., to act on behalf of Robert M. Bass previously has been filed with the Securities and Exchange Commission.

(3) A Power of Attorney authorizing Kevin G. Levy, et al., to act on behalf of the Anne T. and Robert M. Bass Foundation previously has been filed with the Securities and Exchange Commission.

(4) A Power of Attorney authorizing Kevin G. Levy, et al., to act on behalf of Anne T. Bass previously has been filed with the Securities and Exchange Commission.